UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 18, 2021

Orchid Island Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)

3305 Flamingo Drive
,
Vero Beach
,
Florida
32963

(Address of Principal Executive Offices) (Zip

Code)

Registrant’s telephone number,

including area code
(
772
)
231-1400

N/A

(Former Name or Former Address, if Changed Since Last

Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class:
Trading symbol:

Name of each exchange on

which registered:
Common Stock, par value $0.01 per share
ORC
NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting

standards provided pursuant to Section 13(a) of the

Exchange
Act.

☐

Item 8.01.

Other Events.

On August

18, 2021,

Orchid Island

Capital, Inc.

(the “Company”)

announced that

the Board

of Directors

of the

Company
declared a dividend for

the month of August

2021 of $0.065 per

share of the Company’s common stock

to be paid on

September
28, 2021

to holders of

record on August

31, 2021,

with an ex

-dividend date

of August 30,

2021. In addition,

the Company
announced certain details of its

RMBS portfolio as of

July 31, 2021 as

well as certain other

information regarding the Company.

A copy of the Company’s press release

announcing the dividend and the other information regarding

the Company is attached
hereto as Exhibit 99.1 and incorporated herein by this reference.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward

-looking statements within the meaning of the Private Securities

Litigation
Reform Act

of 1995

and other

federal securities

laws, including,

but not

limited to,

statements about

the Company’s
distributions and

expected funding

of purchased

assets. These

forward-looking statements

are based

upon the

Company’s
present expectations, but the Company cannot assure investors that actual results will not vary from the expectations contained in the

forward-looking statements.

Investors should

not place

undue reliance

upon forward

looking statements.

For further
discussion of the factors that could affect outcomes, please refer to the “Risk

Factors” section of the Company's Annual Report
on Form 10-K for the fiscal

year ended December 31, 2020.

All forward-looking statements speak only as of

the date on which
they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not

obligated to, and does not intend

to, update or revise any

forward-
looking statements, whether as a result of new information,

future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No. Description
99.1
Press Release dated August 18, 2021
104
Cover Page Interactive Data File (embedded within the

Inline XBRL
document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2021

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer